Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report that Putnam Municipal Opportunities Trust was generally able to hold its ground during the challenging economic and market environment that prevailed throughout the fiscal year ended April 30, 2002. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for fiscal 2003.

As economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Tax Exempt Fixed-Income Team

In Putnam Municipal Opportunities Trust, you own a closed-end fund that invests in bonds across several levels of credit quality to generate an attractive level of income. The combination of higher- and lower-quality bonds was right for the times during the fund's 2002 fiscal year, which ended on April 30, 2002. Early in the year, the fund's lower-quality bonds did well, but this trend reversed abruptly on September 11. The terrorist events of that day prompted investors to flee to high-quality bonds. As in other financial markets, however, these concerns eased in subsequent months, and by the end of the fiscal year, lower-quality credits were again showing improved performance. By having exposure to both high- and low-quality credits, the fund achieved a gain at NAV and mirrored the performance of its benchmark, the Lehman Brothers Municipal Bond Index, though it underperformed the average for the Lipper General Municipal Debt fund category. The market price performance was mildly negative over the year, and we believe this reflects the negative market perception regarding lower-rated bonds for much of the period.

Total return for 12 months ended 4/30/02

                 NAV            Market price
-----------------------------------------------------------------------
                7.01%             -1.57%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities            18.7%

Health care          17.6%

Transportation       11.2%

Housing              11.0%

Metals                3.0%

Footnote reads:
*Based on market value as of 4/30/02. Holdings will vary over time.


* CREDIT DIVERSIFICATION BENEFICIAL AS MARKET CHANGED DIRECTION

Your fund typically owns a generous helping of bonds with the highest credit rating, AAA, and counterbalances these with a large exposure to the two lowest investment-grade tiers, A and BBB. In addition, the fund usually owns some bonds rated below investment grade. During the past year, this below-investment-grade portion of the fund averaged about one-fifth of assets. Bonds with lower credit ratings generally offer higher yields. We also seek to boost yield by using our research capabilities to identify bonds with discounted prices caused by risks or simply uncertainty. Since yields rise as bond prices fall, discounted bonds can offer attractive income potential. Putnam has one of the largest and most experienced tax-exempt research groups in the industry. When there are questions surrounding a bond issue, we assign our credit analysts to investigate. By identifying and buying bonds that we believe are being discounted inappropriately, we believe we can add yield without taking excessive risks.


Fund Profile

The fund seeks to provide high current income free from federal income tax, consistent with the preservation of capital, by investing in investment-grade and some below-investment-grade municipal bonds. The fund is appropriate for investors who are seeking tax-exempt income and are willing to accept a moderate degree of credit risk.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 43.5%

AA/Aa -- 6.9%

A -- 11.7%

BBB/Baa -- 20.6%

BB/Ba -- 12.2%

B -- 3.5%

Other -- 1.6%

Footnote reads:
*As a percentage of market value as of 4/30/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Lower-rated bonds were in favor when the fiscal period began, and the bond market's yield curve was in the midst of steepening. During 2001, the U.S. Federal Reserve Board was engaged in lowering short-term interest rates to head off a recession. With short-term rates falling, investors had to turn to lower-quality bonds in order to find attractive yields. This environment did not last, however, because the terrorist attacks of September 11 sent investors scrambling to high-quality bonds, as they feared both a significant recession and heightened political uncertainties. As these concerns eased in later months of the fiscal year, lower-quality bonds again performed well.

As the market changed direction, we chose not to alter the portfolio significantly, since it was already diversified. We stayed committed to our typical sector overweightings in health care, utilities, and transportation. In the wake of September 11, we put our research capabilities into high gear. We evaluated the outlook for the travel industry in light of the new realities, then applied this outlook to assess the prospects for airline and airport-facility bonds. While we made small adjustments to individual positions, we did not do any broad selling or buying. We believe our discipline was rewarded when, in the first three months of 2002, airline-related bonds again performed well.

* FUND FAVORED SECTORS WITH GREATER YIELD POTENTIAL

We favor bonds in sectors that feature strong yields, especially those closely tied to the overall economy, such as utilities and transportation. Many of these bonds are issued as part of regional economic development initiatives that bring together public agencies with private-sector companies. In the transportation sector, for example, there are many bonds issued by municipalities in association with airlines to finance expansion of airport facilities. These holdings, in particular, felt the effects of September 11, as growth expectations for travel and tourism were sharply reduced.

The fund also typically owns a large number of health-care bonds, an area of the market that is growing as the American population ages and requires more health-care services. The bonds offer attractive yields because the constant political struggles over how to pay for health-care services create risk for which investors must be compensated. Health-care bonds contributed to the fund's performance primarily in the first half of the fiscal year. The sector was recovering from a couple of years of weak results, and became more popular with investors concerned about recession because health-care spending is less sensitive to short-term economic conditions.

For similar reasons, tax-exempt utilities bonds were in general demand this past year. Like health care, the spending on power is relatively steady even during a downturn. Utilities bonds performed better during the first half of the year than during the second, when the economy began to recover. The fund's utilities exposure is diversified across many states and industries, and includes a number of pollution control facilities insulated from the issues that affected power distributors during the past year.

* INFLATION DORMANT BUT STATE BUDGETS UNDER PRESSURE

Economic conditions remained supportive for fixed-income securities during the fund's fiscal year as disinflation remained the dominant trend. It was only in the final months of the fund's fiscal year that the economy grew above its long-term average growth potential. This prompted some inflation concerns and temporary jumps in bond yields. However, long-term interest rates at the close of the year were not far off from where they had started the year.

A special factor affecting the municipal-bond market was the strain on state budgets caused by the weak economy. Tax revenues were below expectations, prompting many states to impose new financial restraints in order to maintain balanced budgets. This put some upward pressure on municipal-bond yields, but not the sort of problems that accompanied the previous recession of 1991. At the federal level, there was no major expansion in health-care funding, as some had anticipated before September 11. However, the biggest health-care funding restraints were put in place in 1996, and hospitals and nursing homes have figured out ways to operate more frugally.

* CONDITIONS GENERALLY FAVORABLE AS EXPANSION BEGINS

While the volatility of equity prices in recent months has conveyed widespread uncertainty, we believe the outlook for the economy and the municipal-bond market raises fewer questions than in recent months. As this report was being written, the economic recovery appeared solid, though gross domestic product might grow more slowly than the 5.6% revised annualized growth rate achieved in the first quarter. Lagging tax revenues continue to heighten the importance of research in identifying municipal bonds with solid backing. Given a continuing economic expansion, we consider both short- and long-term interest rates poised to move higher, but believe the yield curve is unlikely to flatten. In these conditions, we will continue to focus on adding value through credit research and sector positioning while limiting the fund's interest-rate sensitivity. We believe bonds with lower credit ratings have tremendous potential right now. It is unlikely that yield spreads will widen further, especially given the improvements in the economy.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of this team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                                          Lehman
                               Market    Municipal      Consumer
(common shares)      NAV       price     Bond Index    price index
-------------------------------------------------------------------------------
1 year              7.01%     -1.57%       7.00%          1.53%
-------------------------------------------------------------------------------
5 years            33.49      25.91       36.79          12.12
Annual average      5.95       4.72        6.47           2.31
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)    71.40      54.59       70.67          24.48
Annual average      6.23       5.00        6.18           2.49
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                        12
-------------------------------------------------------------------------------
Income 1                                   $0.906
-------------------------------------------------------------------------------
Capital gains 1                               --
-------------------------------------------------------------------------------
  Total                                    $0.906
-------------------------------------------------------------------------------
Preferred shares            Series A       Series B        Series C
                          (800 shares)  (1,620 shares)  (1,620 shares)
-------------------------------------------------------------------------------
Income 1                   $1,032.38        $516.12        $513.96
-------------------------------------------------------------------------------
  Total                    $1,032.38        $516.12        $513.96
-------------------------------------------------------------------------------
Share value (distributions to common shares): NAV        Market price
-------------------------------------------------------------------------------
4/30/01                                     $13.00         $13.590
-------------------------------------------------------------------------------
4/30/02                                      13.00          12.500
-------------------------------------------------------------------------------
Current return (common shares end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                        6.97%           7.25%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                 11.35           11.81
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                                                     NAV       Market price
-------------------------------------------------------------------------------
1 year                                              3.48%         -0.59%
-------------------------------------------------------------------------------
5 years                                            31.78          23.82
Annual average                                      5.67           4.37
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)                                    67.90          53.92
Annual average                                      6.04           5.00
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal-bond market. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the "fund") at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2002



THE FUND'S PORTFOLIO
April 30, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (4.3%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Wast Disp.
                    James River Corp.), 8s, 9/1/28                                        BBB-        $   5,243,750
                    Jefferson Cnty., Swr. Rev. Bonds
          7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27                                          Aaa             7,236,250
          1,500,000 (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa             1,411,875
                                                                                                      -------------
                                                                                                         13,891,875

Alaska (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term Rev. Bonds (BP Pipeline, Inc.),
                    Ser. B, 5 1/2s, 10/1/28                                               Aa1             4,981,250

Arizona (3.5%)
-------------------------------------------------------------------------------------------------------------------
            950,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       B/P               983,250
            495,000 Cochise Cnty., Ind. Dev. Auth. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                  BB+/P             482,625
                    Mesa, Util. Syst. Rev. Bonds, FGIC
          4,000,000 5 1/4s, 7/1/16                                                        Aaa             4,235,000
          1,530,000 5 1/4s, 7/1/15                                                        Aaa             1,631,363
          1,000,000 Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                    Pwr. Co.-Irvington), 1.6s, 10/1/22                                    VMIG1           1,000,000
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Villiage), 7 7/8s, 6/1/09                                BB-/P           2,995,850
                                                                                                      -------------
                                                                                                         11,328,088

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            1,020,000

California (9.3%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,594,688
          1,500,000 Gilroy, Project Rev. Bonds (Bonfante Gardens Pk.),
                    8s, 11/1/25                                                           B/P             1,441,875
          3,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 9.70s, 8/10/18                                           Aa2             3,693,750
          5,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    10.95s, 8/15/18                                                       Aaa             5,271,750
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17 (SEG)                                            Aaa             5,968,750
                    San Diego Cnty., IF COP, AMBAC
          3,000,000 9.47s, 9/1/12                                                         Aaa             3,802,500
          3,000,000 9.22s, 9/1/07                                                         Aaa             3,641,250
          3,000,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 9.03s, 7/1/17                                                   Aaa             3,333,750
          1,500,000 Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
                    7.65s, 8/1/21                                                         BB-/P           1,516,875
                                                                                                      -------------
                                                                                                         30,265,188

Colorado (3.9%)
-------------------------------------------------------------------------------------------------------------------
          7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA, zero %, 9/1/33                   Aaa             1,299,375
          1,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)                    D/P               550,000
         10,000,000 Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A,
                    5.7s, 11/15/25                                                        Aaa            10,187,500
            600,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               BBB-/P            614,250
                                                                                                      -------------
                                                                                                         12,651,125

District of Columbia (4.0%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     Baa1           12,823,500

Florida (0.2%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                503,250

Georgia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Pacific Corp.), 6 1/2s, 6/1/31                                       Baa3            1,363,250

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,990,000 HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                    Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30                        AAA             2,012,388

Illinois (5.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Chicago Pub. Bldg. Comm. Rev. Bonds (School
                    Reform Project), FGIC, 5 1/4s, 12/1/15                                Aaa             5,381,250
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         B-/P            1,929,375
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg. Rev. Bonds,
                    Ser. 91-A, 8 1/4s, 7/1/16                                             A1             10,132,900
                                                                                                      -------------
                                                                                                         17,443,525

Indiana (3.0%)
-------------------------------------------------------------------------------------------------------------------
          4,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             3,958,994
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            3,792,063
          2,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            2,107,500
                                                                                                      -------------
                                                                                                          9,858,557

Kentucky (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Airlines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                BB+             3,408,500
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                BB+             1,301,625
                                                                                                      -------------
                                                                                                          4,710,125

Louisiana (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            2,067,500
          2,500,000 LA Pub. Fac. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa             2,415,625
          5,500,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             5,699,375
                                                                                                      -------------
                                                                                                         10,182,500

Maine (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Rumford Solid Waste Disp. Rev. Bonds (Boise
                    Cascade Corp.), 6 7/8s, 10/1/26                                       Baa3            3,067,500

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                    GNMA Coll., FHA Insd., 6.85s, 5/15/25                                 Aa3             4,972,725

Massachusetts (8.4%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (acquired 11/18/99, cost $3,555,000) (RES)                     BB+/P           3,688,313
          1,875,000 MA State Hlth. & Edl. Fac. Auth. Hlth. & Edl. Fac.
                    Auth. Rev. Bonds (UMass Memorial), Ser. C,
                    6 1/2s, 7/1/21                                                        Baa2            1,853,906
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,620,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           2,944,225
          1,300,000 Ser. E, 6 1/4s, 10/1/31                                               BBB+            1,291,875
          1,800,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              1,743,750
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Res. Dev.), Ser. C, FNMA Coll., 6.9s, 11/15/21                       Aaa             3,934,567
         10,595,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa            10,846,631
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (1st. Mtge.
                    Brookhaven), Ser. A, 7s, 1/1/15                                       BBB/P           1,026,250
                                                                                                      -------------
                                                                                                         27,329,517

Michigan (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30                         Aaa             4,308,750
          1,650,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture), 5 3/4s, 10/1/22                      AAA/P           1,792,313
                                                                                                      -------------
                                                                                                          6,101,063

Minnesota (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,860,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (North West Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P            1,680,975
          1,250,000 Rochester Hlth. Care Fac. IFB (Mayo Foundation),
                    Ser. H, 10.25s, 11/15/15                                              AA              1,324,975
                                                                                                      -------------
                                                                                                          3,005,950

Mississippi (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Clairborne Cnty. Poll. Control Rev. Bonds (Syst. Energy
                    Resources, Inc.), 7.3s, 5/1/25                                        BBB-            1,357,493
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-              963,750
          1,580,000 Mississippi Bus. Fin. Corp. Rev. Bonds (Syst. Energy
                    Resources, Inc.), 5 7/8s, 4/1/22                                      BBB-            1,518,775
                                                                                                      -------------
                                                                                                          3,840,018

Montana (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             2,002,500

Nevada (2.9%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,640,819
                    Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,825,240
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            2,977,500
                                                                                                      -------------
                                                                                                          9,443,559

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                        Aa2             2,470,000
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,226,563
                                                                                                      -------------
                                                                                                          3,696,563

New Jersey (7.0%)
-------------------------------------------------------------------------------------------------------------------
          8,415,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L. P.), 7 7/8s, 6/1/19                         BB+             8,593,903
          2,090,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan Bay
                    Med. Ctr.), 7 1/4s, 7/1/14                                            BB/P            2,126,575
         10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds, 8.841s,
                    10/1/29 (acquired 10/28/94, cost $9,750,000) (RES)                    Aaa            12,025,000
                                                                                                      -------------
                                                                                                         22,745,478

New York (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13                   Aaa             1,092,500
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, VRDN,
                    Ser. G, 1.65s, 6/15/24                                                VMIG1           1,000,000
          2,500,000 Triborough Bridge & Tunnel Auth. Rev. Bonds,
                    Ser. A, 5s, 1/1/32                                                    Aa3             2,371,875
                                                                                                      -------------
                                                                                                          4,464,375

North Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Syst. Rev. Bonds, Ser. B,
                    MBIA, 6s, 1/1/22                                                      Aaa             2,250,000

Ohio (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands Regl.
                    Med. Ctr.), 5 5/8s, 8/15/32                                           A2              1,243,013
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,042,500
          2,165,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,102,756
                                                                                                      -------------
                                                                                                          4,388,269

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          1,500,000 (Continuing Care Retirement), Ser. A, 8s, 2/1/32                      B/P             1,453,125
          1,000,000 (Hillcrest Hlth. Care), Ser. A, 5 5/8s, 8/15/29                       B2                747,500
                                                                                                      -------------
                                                                                                          2,200,625

Pennsylvania (5.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Pittsburgh Mercy Hlth. Syst. ), AMBAC,
                    5 5/8s, 8/15/26                                                       Aaa             5,318,750
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            1,068,750
          1,000,000 Delaware Cnty., Hosp. Auth. G.O. Bonds
                    (Crozer-Chester Med. Ctr.), 6 1/4s, 12/15/31                          Baa2              976,250
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr. Treatment Rev.
                    Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                          Baa2            3,168,750
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,187,500
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,046,250
          1,750,000 PA State Higher Edl. Fac. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,754,375
          3,000,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev. Bonds
                    (U.S. Airways Inc.), 8 1/8s, 5/1/30                                   CCC/P           1,230,000
          1,450,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,442,750
                                                                                                      -------------
                                                                                                         19,193,375

South Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/30                                                       A1              3,030,000
          4,500,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (BMW Project), 7.55s, 11/1/24                                         A1              4,831,875
                                                                                                      -------------
                                                                                                          7,861,875

Tennessee (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,300,000

Texas (13.0%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB              5,121,875
                    Bexar Cnty. Hlth. Fac. Dev. Corp. Rev. Bonds
          4,800,000 (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                             AAA/P           5,079,408
          1,760,000 (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           1,848,669
         12,000,000 Bexar Cnty. Hlth. Facs. Rev. Bonds (St. Luke's Hlth. Syst.),
                    FSA, 6.1s, 11/15/23                                                   Aaa            13,095,000
          2,000,000 Hays Cons. Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/2s, 8/15/10                                                       Aaa             2,197,500
          3,000,000 Houston Wtr. & Swr. Rev. Bonds (Jr. Lien), FSA,
                    5s, 12/1/30                                                           Aaa             2,842,500
          3,000,000 Lower Neches Valley Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             3,157,500
          2,000,000 San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32                 Aaa             1,892,500
          5,000,000 Titus Cnty. Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                    Bonds (Southwestern Elec.Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A2              5,121,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            1,850,000
                                                                                                      -------------
                                                                                                         42,205,952

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.),
                    AMBAC, 11.70s, 5/15/20 (acquired 6/6/97,
                    cost $1,168,906) (RES)                                                Aaa             1,041,510

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pocahontas Parkway Assn. Toll Rd. Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,377,500

Washington (2.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty. Dev. Corp. Rev. Bonds (Poll. Control-Alcoa),
                    5.85s, 12/1/31                                                        A1              4,075,000
          2,250,000 King Cnty. G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                         Aa1             2,444,063
          2,850,000 Port of Seattle, Special Fac. Rev. Bonds (Northwest
                    Airlines Project), 7 1/4s, 4/1/30                                     B+/P            2,636,250
                                                                                                      -------------
                                                                                                          9,155,313

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          BB+             1,587,500

Wisconsin (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              2,370,000

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,925,000 Sweetwater Cnty. Solid Waste Disp. Rev. Bonds
                    (FMC Corp.), Ser. A, 7s, 6/1/24                                       Baa2            2,939,620
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $323,579,836) (b)                                         $ 324,575,408
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on market value of $324,575,408.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

  (b) The aggregate identified cost on a tax basis is $324,178,316, resulting in gross unrealized appreciation and depreciation of $11,272,595 and $10,875,503, respectively, or net unrealized appreciation of $397,092.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2002 was $16,754,823 or 5.2% of market value.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 2002.

      The fund had the following industry group concentrations greater than 10% at April 30, 2002 (as a percentage of market value):

                 Utilities             18.7%
                 Health care           17.6
                 Transportation        11.2
                 Housing               11.0

      The fund had the following insurance concentrations greater than 10% at April 30, 2002 (as a percentage of market value):

                 FGIC                  17.9%
                 MBIA                  11.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002

                                Aggregate Face   Expiration      Unrealized
                  Total Value        Value          Date        Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)             $5,832,750      $5,747,238      Jun-02         $85,512
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$323,579,836) (Note 1)                                                         $324,575,408
-------------------------------------------------------------------------------------------
Cash                                                                              2,563,973
-------------------------------------------------------------------------------------------
Interest and other receivable                                                     6,771,678
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      325,087
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              7,000
-------------------------------------------------------------------------------------------
Total assets                                                                    334,243,146

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,219,860
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               47,914
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,245,694
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        560,407
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           32,965
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       20,949
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,826
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               31,741
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,162,356
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares:
(800 shares issued and outstanding at $50,000 per share) (Note 4)                40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares:
(3,240 shares issued and outstanding at $25,000 per share) (Note 4)              81,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $210,080,790

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       225,201,187
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        483,856
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (16,685,337)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,081,084
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $210,080,790

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share
($210,080,790 divided by 16,157,092 shares)                                          $13.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2002
Tax exempt interest income:                                                     $21,779,250
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,341,884
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      223,503
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   12,510
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,391
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              322,181
-------------------------------------------------------------------------------------------
Other                                                                               144,577
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,054,046
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (38,101)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,015,945
-------------------------------------------------------------------------------------------
Net investment income                                                            18,763,305
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (4,001,678)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     454,837
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                   1,900,395
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,646,446)
-------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                           (2,494,618)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shares                                                                $14,622,241
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended April 30
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 18,763,305          $ 18,596,542
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (3,546,841)           (1,549,476)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,900,395            10,664,279
-------------------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income:                                                (2,494,618)           (5,033,942)
-------------------------------------------------------------------------------------------------------
From ordinary income:                                                          --                (1,072)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shares                                            14,622,241            22,676,331

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income:                                               (14,638,326)          (14,638,072)
-------------------------------------------------------------------------------------------------------
From ordinary income:                                                          --                (4,548)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   (16,085)            8,033,711

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     210,096,875           202,063,164
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income and distributions in excess of net investment income of $483,856 and
$1,112,675 respectively)                                             $210,080,790          $210,096,875
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                 16,157,092            16,157,092
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                 4,040                 4,040
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------


Per-share
operating performance                                     Year ended April 30
-------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                       $13.00       $12.51       $14.11       $14.05       $13.61
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (a)               1.16         1.15         1.18         1.19         1.16
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.10)         .56        (1.59)         .03          .51
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.15)        (.31)        (.28)        (.25)        (.23)(e)
-------------------------------------------------------------------------------------------------------
Total from investment operations
applicable to common shares              .91         1.40         (.69)         .97         1.44
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income:             (.91)        (.91)        (.91)        (.91)        (.93)
-------------------------------------------------------------------------------------------------------
Total distributions:                    (.91)        (.91)        (.91)        (.91)        (.93)
-------------------------------------------------------------------------------------------------------
Preferred share offering costs            --           --           --           --         (.07)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.00       $13.00       $12.51       $14.11       $14.05
-------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.500      $13.590      $11.625      $14.750      $13.812
-------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares)(%)(b)                  (1.57)       25.32       (15.25)       13.57         6.13
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)       $210,081     $210,097     $202,063     $228,031     $226,942
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.43         1.44         1.46         1.42         1.30
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            7.63         6.50         6.93         6.58         6.64
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.84        14.59        13.84        10.18        26.37
-------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) Series B and C preferred shares were issued on July 7, 1997.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $13,290,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 2,046,000    April 30, 2003
     4,581,000    April 30, 2004
       126,000    April 30, 2007
     2,789,000    April 30, 2008
     1,503,000    April 30, 2009
     2,245,000    April 30, 2010

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for series B and C. The applicable dividend rate for the remarketed preferred shares on April 30, 2002 was Series A 1.35%, Series B 1.50%, and Series C 1.65%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, realized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2002, the fund reclassified $33,830 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $33,830. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

As of April 30, 2002, the undistributed tax exempt and ordinary income on a tax basis was $1,717,339 and $1,680, respectively.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2002, the fund's expenses were reduced by $38,101 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,542,287 and $67,495,715, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accrued on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the fund's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to May 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2002, there were 115 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Senior Vice President,                                           Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam
Vice President                                                   Management

Jerome Jacobs                      Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Managing Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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